ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2012
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS

4. ACQUISITIONS AND DISPOSITIONS

Acquisitions

Ecolab makes acquisitions from time to time that align with the company’s strategic business objectives. In accordance with authoritative guidance on business combination accounting, the assets and liabilities of the acquired entities have been recorded as of the acquisition date, at their respective fair values, and consolidated with the company. The purchase price allocation is based on estimates of the fair value of assets acquired and liabilities assumed. The results of operations related to each acquired entity have been included in the results of the company from the date each entity was acquired. The aggregate purchase price of acquisitions has been reduced for any cash or cash equivalents acquired with the acquisition.

Nalco merger

On December 1, 2011, the company completed its merger with Nalco, the world’s leading water treatment and process improvement company. Based in Naperville, Illinois, Nalco provides water management sustainability offerings focused on industrial, energy and institutional market segments. Nalco’s programs are used in water treatment applications to prevent corrosion, contamination and the buildup of harmful deposits and extend asset life, among other functions, and in production processes to enhance process efficiency, extend asset life and improve customers’ end products. Nalco also helps customers reduce energy, water and other natural resource consumption, minimizing environmental releases. Effective with the Nalco merger, the company added Nalco’s three legacy operating units (Water Services, Paper Services and Energy Services) as individual reportable segments. Beginning in the first quarter of 2012, the Water Services, Paper Services and Energy Services reportable segments were renamed as the Global Water, Global Paper and Global Energy reportable segments, respectively.

Under the terms of the merger agreement, each share of Nalco common stock issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive, at the election of the stockholder, either 0.7005 shares of Ecolab common stock or $38.80 in cash, without interest, provided that approximately 70% of the issued and outstanding Nalco common stock immediately prior to the effective date was converted into the right to receive Ecolab common stock and approximately 30% of issued and outstanding shares of Nalco common stock immediately prior to the effective date was converted into the right to receive cash. In order to achieve this 70%/30% stock-cash consideration mix, the merger agreement provided for pro-rata adjustments to and reallocation of the stock consideration paid to Nalco stockholders, and cash elections made by Nalco stockholders, as well as the allocation of cash as the default consideration paid for Nalco shares owned by stockholders who failed to make an election. Those Nalco stockholders making stock elections received approximately 94% of their consideration in Ecolab shares while those electing cash received 100% cash consideration. Nalco stockholders did not receive any fractional shares of Ecolab common stock in the merger. Instead, they received cash in lieu of any fractional shares of Ecolab common stock.

The final consideration transferred to acquire all of Nalco’s stock is as follows:

MILLIONS, EXCEPT PER SHARE

Cash consideration
Number of Nalco common shares outstanding receiving cash consideration	41.9
Cash consideration per common share outstanding	$38.80
Total cash paid to Nalco shareholders electing cash consideration	$1,623.9
Stock consideration
Number of Nalco common shares outstanding receiving stock consideration	97.5
Exchange ratio	0.7005
Ecolab shares issued to Nalco shareholders electing stock consideration	68.3
Ecolab’s closing stock price on December 1, 2011	$55.62
Total fair value of stock consideration	$3,799.7
Fair value of Nalco equity compensation awards converted to Ecolab awards	$73.5
Total fair value of cash and stock consideration	$5,497.1

The company incurred certain merger and integration costs associated with the transaction that were expensed as incurred and are reflected in the Consolidated Statements of Income. A total of $155.8 million and $62.8 million were incurred during 2012 and 2011, respectively. Amounts included in cost of sales and net income (loss) attributable to noncontrolling interest include recognition of fair value step-up in Nalco international inventory which is maintained on a FIFO basis. Amounts included in special (gains) and charges include merger and integration charges, closing costs and advisory fees. Amounts included in net interest expense include a loss on the extinguishment of Nalco’s senior notes, which were assumed as part of the merger, and fees to secure short-term credit facilities to initially fund the Nalco merger.

The company initially financed the merger through commercial paper borrowings backed by its $1.5 billion, 5 year credit facility and a $2.0 billion 364 day credit facility the company had in place at the close of the merger, as well as through proceeds from its $500 million private placement senior notes. See Note 6 for further discussion on the company’s debt. The company also issued 68.3 million shares of Ecolab common stock as part of the merger transaction. In addition, certain outstanding Nalco equity compensation awards were converted into Ecolab equity compensation awards of which the consideration portion was $73.5 million. See Notes 9 and 10 for further discussion on equity and equity compensation, respectively.

The merger has been accounted for using the acquisition method of accounting which requires, among other things, that most assets acquired and liabilities assumed be recognized at fair value as of the acquisition date. The following table summarizes the value of Nalco assets acquired and liabilities assumed as of the merger date. Also summarized in the table, subsequent to the merger, net adjustments of $53.0 million have been made to the preliminary purchase price allocations of the assets acquired and liabilities assumed, with a corresponding adjustment to goodwill. Purchase price allocations were finalized in the fourth quarter of 2012.

		2012
	INITIAL	ADJUSTMENTS	FINAL
MILLIONS	VALUATION	TO FAIR VALUE	VALUATION

Current assets	$1,869.6	$(0.1)	$1,869.5
Property, plant and equipment	1,069.2	(1.2)	1,068.0
Other assets	97.3	(3.3)	94.0
Identifiable intangible assets:
Customer relationships	2,160.0	—	2,160.0
Patents	321.0	—	321.0
Trade names	1,230.0	—	1,230.0
Trademarks	79.0	—	79.0
Other technology	91.0	—	91.0
Total assets acquired	6,917.1	(4.6)	6,912.5
Current liabilities	1,105.5	(0.1)	1,105.4
Long-term debt	2,858.4	—	2,858.4
Pension and postretirement benefits	505.7	5.6	511.3
Net deferred tax liability	1,188.7	5.3	1,194.0
Noncontrolling interests and other liabilities	167.7	35.5	203.2
Total liabilities and noncontrolling interests assumed	5,826.0	46.3	5,872.3
Goodwill	4,403.9	53.0	4,456.9
Total consideration transferred	$5,495.0	$2.1	$5,497.1

The additional consideration of $2.1 million transferred in 2012 relates to the resolution of an appraisal action with respect to dissenting Nalco shares.

The customer relationships, patents, finite-lived trademarks and other technology are being amortized over weighted average lives of 15, 14, 15 and 8 years, respectively. The Nalco trade name has been determined to have an indefinite life.

In-process research and development associated with the Nalco merger was not significant.

Goodwill is calculated as the excess of the consideration transferred over the fair value of identifiable net assets acquired and represents the expected synergies and other benefits from combining the operations of Nalco with the operations of Ecolab. The company expects that the merger will produce revenue growth synergies through the cross-selling of products in complementary markets and also expand geographic and market breadth, while adding scale to operations in smaller countries, thus creating a stronger more globally diversified and strategically well-positioned combined entity. Key areas of cost synergies include increased purchasing power for raw materials, supply chain consolidation and elimination of corporate general and administrative functions overlap.

The results of Nalco’s operations have been included in the company’s consolidated financial statements from the close of the merger. The following table provides net sales and operating income from the Nalco business included in the company’s results during 2011 following the December 1, 2011 merger.

MILLIONS

Net sales	$193.4
Operating income	13.8

The following table provides unaudited pro forma net sales and reported results of operations for the years ended December 31, 2011 and 2010, assuming the Nalco merger had been completed on January 1, 2010. The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the merger, supportable and expected to have a continuing impact on the combined results. The unaudited pro forma results do not include any anticipated cost savings from operating efficiencies or synergies that could result from the merger. Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the merger been completed on January 1, 2010, nor are they indicative of future operating results of the combined company.

MILLIONS	2011	2010
(unaudited)
Net sales	$11,283.9	$10,326.0
Net income attributable to Ecolab	665.5	621.4
Earnings attributable to Ecolab per
common share
Basic	2.22	2.06
Diluted	2.17	2.02

Champion acquisition

In October 2012, the company entered into an agreement and plan of merger under which the company has agreed to acquire Champion. In December 2012, the company announced that it amended the acquisition agreement, such that Champion’s downstream process and water solutions business will not be acquired by the company.

Based in Houston, Texas, Champion is a global specialty products and services company delivering products and service-based offerings to the oil and gas industry. Champion’s sales for the business to be acquired by the company were approximately $1.4 billion in 2012. Subject to certain adjustments set out in the merger agreement, the total transaction value is expected to be approximately $2.2 billion. After adjustments for net cash and other items, the consideration will be paid approximately 75% in cash and 25% in shares of Ecolab common stock. Additionally, Ecolab will be required to pay an additional amount in cash, up to $100 million in the aggregate, equal to 50% of the incremental federal tax on the merger consideration as a result of increases in applicable capital gains and investment taxes after December 31, 2012. The consummation of the Champion acquisition remains subject to the satisfaction or waiver of various closing conditions, including, among others, the receipt of required regulatory approvals.

Financing for the transaction is expected to come from a combination of term loan funding, issuances under the company’s U.S. commercial paper program and proceeds from the $500 million public offering debt securities issued in December 2012.

Other significant acquisition activity

Subsequent Event Activity

In January 2013 the company completed the acquisition of Mexico-based Quimiproductos S.A. de C.V., a wholly-owned subsidiary of Fomento Econominco Mexicano, S.A.B. de C.V. Quimiproductos produces and supplies cleaning, sanitizing and water treatment goods and services to breweries and beverage companies located in Central and South America. Annual sales of the business are approximately $43 million.

2012 Activity

In December 2011, subsequent to the company’s fiscal year end for international operations, the company completed the acquisition of Esoform, an independent Italian healthcare manufacturer focused on infection prevention and personal care. Based outside of Venice, Italy, with annual sales of approximately $12 million, the business became part of the company’s International Cleaning, Sanitizing & Other Services reportable segment during the first quarter of 2012.

Also in December 2011, the company completed the acquisition of the InsetCenter pest elimination business in Brazil. Annual sales of the acquired business are approximately $6 million. The business operations and staff have been integrated with the company’s existing Brazil Pest Elimination business, and became part of the company’s International Cleaning, Sanitizing & Other Services reportable segment during the first quarter of 2012.

In March 2012, the company acquired Econ Indústria e Comércio de Produtos de Higiene e Limpeza Ltda., a provider of cleaning and sanitizing products and services to the Brazilian foodservice industry. Based in Sao Paulo, Brazil, its annual sales are approximately $9 million. The business operations have been integrated within the company’s existing Brazil Institutional business and became part of the company’s International Cleaning, Sanitizing & Other Services reportable segment during the second quarter of 2012.

2011 Activity

In December 2010, subsequent to the company’s fiscal year end for international operations, the company completed the purchase of the assets of Cleantec located in Brisbane, Queensland, Australia. Cleantec is a developer, manufacturer and marketer of cleaning and hygiene products principally within the Australian food and beverage processing, foodservice, hospitality and textile care markets. The business, which had annual sales of approximately $55 million, became part of the company’s International Cleaning, Sanitizing & Other Services segment during the first quarter of 2011. The total purchase price was approximately $43 million, of which $2 million was placed in an escrow account for indemnification purposes. During the third quarter of 2012, the $2 million escrow balance was paid to the seller.

In March 2011, the company closed on the purchase of the assets of O.R. Solutions, Inc., a privately-held developer and marketer of surgical fluid warming and cooling systems in the U.S. The business, which had annual sales of approximately $55 million, became part of the company’s U.S. Cleaning & Sanitizing segment during the first quarter of 2011. The total purchase price was approximately $260 million, of which $26 million was placed in an escrow account for indemnification purposes related to general representations and warranties. During the third quarter of 2012, $13 million of the escrow balance was paid to the seller. Assuming the general representations and warranties continue to be met, the remaining $13 million escrow balance is expected to be paid to the seller in the first quarter of 2013.

2010 Activity

In September 2010, the company acquired the commercial laundry division of Dober Chemical Corp. The acquisition strengthens the company’s U.S. and Canada Textile Care business by adding customer relationships and business scale, as well as important customer technology. The business, which had annual sales of approximately $37 million, became part of the company’s U.S. Cleaning & Sanitizing segment during the third quarter of 2010.

Other Significant Acquisition Summary

Excluding the Nalco merger, the pro forma impact of all other acquisitions during 2012, 2011, and 2010 was not material to the company’s consolidated financial statements; therefore pro forma financial information is not presented. Based upon purchase price allocations, excluding the Nalco merger which is shown previously in this note, the components of the aggregate purchase prices of 2012, 2011 and 2010 acquisitions are shown in the following table. The contingent consideration relates to immaterial acquisitions completed during 2012 and 2011.

MILLIONS	2012	2011	2010

Net tangible assets acquired (liabilities assumed)	$(1.0)	$58.6	$17.4
Identifiable intangible assets
Customer relationships	8.4	145.5	11.3
Patents	2.8	0.3	—
Trademarks	0.5	11.2	0.7
Other technology	0.3	8.4	5.7
Total intangible assets	12.0	165.4	17.7
Goodwill	23.3	94.3	8.3
Total aggregate purchase price	34.3	318.3	43.4
Contingent consideration	(2.6)	(5.0)	—
Liability for indemnification	16.0	(28.1)	—
Net cash paid for acquisitions	$47.7	$285.2	$43.4

Excluding the Nalco merger, the weighted average useful lives of intangible assets acquired was 13 years as of December 31, 2012, 2011 and 2010.

Dispositions

In December 2012, the company completed the sale of its Vehicle Care division for $116.9 million, resulting in a gain of $76.3 million ($47.5 million after tax), recorded in special (gains) and charges. Vehicle Care sales were approximately $65 million in 2011, the majority of which were within the company’s U.S. Cleaning & Sanitizing reportable segment. Net cash proceeds were used to repay debt and for general corporate purposes.

During the third quarter of 2012, the company received additional payments of $13.0 million related to the sale of an investment in a U.S. business, originally sold prior to 2012. The corresponding gain of $13.0 million recognized during the third quarter of 2012 was recorded in special (gains) and charges.

During the third quarter of 2010, the company sold an investment in a U.S. business and realized a gain of $5.9 million, which was reported in special (gains) and charges. The investment was not material to the company’s consolidated results of operations or financial position.

During the second quarter of 2010, the company sold a small joint venture in its international segment. The impact of this divestiture and the joint venture were not material to the company’s consolidated results of operations or financial position.

The company had no business dispositions in 2011.